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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 30, 2005

FIRSTBINGO.COM
(Exact name of registrant as specified in its charter)

NEVADA	000-31289	88-0256854
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

120 Adelaide Street West
Suite 1214
Toronto, Ontario, Canada M5H 1T1
(Address of principal executive offices and Zip Code)

(416) 281-3335
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(a) On November 28, 2005, Thomas M. Sheppard resigned from his position of Secretary, Chief Executive Officer and a member of the Board of Directors.

(c) On November 28, 2005, Michael Gerald Kabin was elected as Secretary, Chief Executive Officer and a member of the Board of Directors of the Company. He is to hold this office until the next annual proceedings or until his successor is duly elected or appointed, subject to the bylaws of the Corporation.

Mr. Kabin is a graduate of the Haileybury School of Mines in 1976 and had successfully completed the Canadian Securities Course in 1984.

Since November 2000, Mr. Kabin has been self-employed as a marketing consultant to Firstbingo.com, assisting the Company in its day-to-day operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 30th day of November, 2005.

FIRSTBINGO.COM

BY:	/s/ Rick Wachter
Rick Wachter
President, Principal Financial Officer and a member of the Board of Directors